                                                                   EXHIBIT 10.32

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVETHIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND APPLICABLE LAWS OF ANY FOREIGN JURISDICTION.



                               BTI TELECOM CORP.
                         COMMON STOCK PURCHASE WARRANT

                                                                   99,960 Shares

     This Warrant is issued as of this 12/th/ day of January 2001 by BTI TELECOM CORP., a North Carolina corporation (the "Company"), to BTI INVESTORS LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "Holder").



     1.   Issuance of Warrant; Term; Price.
          --------------------------------

          1.1  Issuance.  Subject to the terms and conditions herein set forth,
               --------
the Company hereby grants to Holder the right to purchase Ninety-Nine Thousand Nine Hundred Sixty (99,960) fully paid and non-assessable shares of common stock, no par value per share ("Common Stock"), of the Company (the "Shares"). The number of Shares to be received on exercise or exchange of this Warrant and the price to be paid for each Share are subject to adjustment from time to time as hereinafter set forth. This Warrant is being issued pursuant to the terms of a Series B Preferred Stock Purchase Agreement dated as of January 12, 2001 among the Company and the WCAS Purchaser named therein (the "Purchase Agreement").

          1.2  Term.  This Warrant shall be exercisable or exchangeable at any
               ----
time and from time to time in whole or in part during the period commencing on the date hereof and ending on the date which is ten (10) years after the date hereof.

          1.3. Exercise Price.  Subject to adjustment as hereinafter provided,
               --------------
the exercise price (the "Warrant Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be equal to One Cent ($0.01).


     2.   Adjustment of Warrant Price, Number and Kind of Shares.  The Warrant
          ------------------------------------------------------
Price and the number and kind of securities issuable upon the exercise or exchange of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide ten (10) days prior written notice of the happening of any of the following events, together with a certificate of adjustment executed by an officer of the Company setting forth the nature of the adjustment and a brief description of such event triggering adjustment. The Company further agrees that it will not change the par value of the Common Stock from no par value per share to any higher par value which exceeds the Warrant Price then in effect.

          2.1  Dividends in Stock Adjustment.  In case at any time and from time
               -----------------------------
to time on or after the date hereof the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise or exchange of this Warrant) shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other additional securities or other property (other than regular cash dividends) by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise or exchange hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than regular cash dividends) which such holder would hold on the date of such exercise or exchange had it been the holder of record of such Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise or exchange, retained such Shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2.

          2.2  Reclassification Adjustment.  In case of any reclassification or
               ---------------------------
change of the outstanding securities of the Company at any time and from time to time on or after the date hereof, the holder of this Warrant, upon the exercise or exchange hereof at any time after the consummation of such reclassification or change, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or exchange hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised or exchanged this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2.

          2.3  Capital Reorganization; Merger or Sale of Assets.  If at any time
               ------------------------------------------------
or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger, consolidation or similar business combination of the Company with or into another entity, or the sale, assignment, lease or transfer of all or substantially all of the Company's properties and assets to any other person, or the sale of a majority of the voting securities of the Company in one transaction or a series of related transactions (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the Holder, upon the exercise or exchange hereof at any time on or after the consummation of such Reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or exchange hereof, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization, to which such Holder would have been entitled if such Holder had exercised or exchanged this Warrant immediately prior thereto, all subject to further adjustment as set forth in this Section 2. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Holder after the Reorganization, to the end that the provisions of this Section 2 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          2.4  Stock Splits and Reverse Stock Splits.  If at any time and from
               -------------------------------------
time to time on or after the date hereof the Company shall subdivide or otherwise change its outstanding shares of Common Stock into a greater number of shares, the number of shares receivable upon exercise or exchange of this Warrant shall thereby be proportionately increased; and, conversely, if at any time and from time to time on or after the date hereof the outstanding number of shares of Common Stock shall be combined or otherwise changed into a smaller number of shares, the number of shares receivable upon exercise or exchange of this Warrant shall thereby be proportionately decreased.

          2.5  Anti-dilution.  Adjustments shall be made on an equitable basis
               -------------
to the number of shares issuable upon exercise or exchange of this Warrant in proportion to, and at the same time as, the adjustments to the Series B Conversion Value pursuant to Section 4(d) of the Second Amended and Restated Articles of Incorporation of the Company (the "Articles of Incorporation"). The provisions of this Section 2.5 shall terminate upon the conversion of more than 50% of the issued Series B Preferred Stock under the Articles of Incorporation or at such time as the Company elects pursuant to Article IV, Section 4(m)(ii) of the Articles of Incorporation to terminate certain rights of the Series B Preferred Stock as set forth in such Section 4(m)(ii).

     3.   No Fractional Shares.  No fractional shares of Common Stock will be
          --------------------
issued in connection with any exercise or exchange hereunder. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value (defined below) of one share of Common Stock on the date of exercise or exchange.

     4.   No Shareholder Rights.  This Warrant as such shall not entitle the
          ---------------------
Holder to any of the rights of a shareholder of the Company until the Holder has exercised or exchanged this Warrant in accordance with Section 6 or Section 7 hereof.

     5.   Reservation of Stock.  The Company covenants that during the period
          --------------------
this Warrant is exercisable, the Company will reserve a sufficient number of shares of its authorized and unissued Common Stock or other securities of the Company from time to time issuable upon the exercise or exchange of this Warrant to provide for the issuance of Shares or other securities upon the exercise or exchange of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares or other securities upon the exercise or exchange of this Warrant.

     6.   Exercise of Warrant.  This Warrant may be exercised, in whole or in
          -------------------
part, by the Holder by the surrender of this Warrant at the principal office of the Company, accompanied by notice of and payment in full of the purchase price of the Shares the Holder elects to purchase hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares or other securities and/or property issuable upon such exercise shall be treated for all purposes as the holder of such Shares or other securities of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver to (or, if so requested at the time of surrender of this Warrant, hold for pick-up at its principal office by) the person or persons entitled to receive the same a certificate or certificates for the number of full Shares or other securities issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The Shares or other securities issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable and free and clear of all liens, security interests or other encumbrances. If this Warrant shall be exercised in part only, the Company shall, at the time of delivery of the certificate representing the Shares or other securities in respect of which this Warrant has been exercised, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares or other securities purchasable under this Warrant, which new warrant shall, in all other respects, be identical to this Warrant. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Shares to the Holder.

     7.   Right to Exchange Warrant for Stock.
          -----------------------------------

          7.1  Right to Exchange.  In addition to and without limiting the
               -----------------
rights of the Holder under the terms of this Warrant, but subject to the provisions of Section 1.2, the Holder shall be entitled to exchange this Warrant or any portion hereof for Shares as provided in this Section 7. Upon exchange of this Warrant (the "Exchange") with respect to a particular number of Shares subject to this Warrant (the "Exchange Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any cash or other consideration other than shares of Common Stock in the case of clause (i) of the first sentence of Section 7.2) that number of Shares equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Exchange Date (as defined in Section 7.2 hereof), which value shall be equal to the aggregate Fair Market Value of the Exchange Warrant Shares issuable upon exchange of this Warrant (or the specified portion hereof) on the Exchange Date minus, in the case of clause (ii) of the first sentence of Section 7.2, the aggregate Warrant Price of the Exchange Warrant Shares immediately prior to the exercise of the Exchange by (y) the Fair Market Value of one Share on the Exchange Date (as herein defined). No fractional shares shall be issuable upon the Exchange, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value of the resulting fractional share on the Exchange Date.

          7.2  Method of Exchange.  The Exchange may be accomplished by the
               ------------------
Holder by the surrender of this Warrant at the principal office of the Company (the date of such surrender, the "Exchange Date") together with a written statement specifying that the Holder thereby intends to exchange the Warrant for Common Stock, indicating the number of shares subject to this Warrant that are being surrendered (referred to in Section 7.1 hereof as the Exchange Warrant Shares) pursuant to such Exchange and specifying whether the Holder has elected to (i) pay an exchange price in shares of Common Stock owned by the Holder (in which case the Holder shall surrender a number of shares having a Fair Market Value equal to the aggregate Warrant Price of the Exchanged Warrant Shares) or (ii) not pay any exchange price. Certificates for the Shares issuable upon an Exchange (or any other securities deliverable in lieu thereof under Section 2) shall be issued as of the Exchange Date and shall be delivered to the Holder immediately following the Exchange Date.

          7.3  Exchange.  This Warrant shall be deemed to have been exchanged
               --------
immediately prior to the close of business on the date of its surrender for exchange as provided above, and the person entitled to receive the Shares or other securities and/or property issuable upon such exchange shall be treated for all purposes as the holder of such Shares or other securities of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver to (or, if so requested at the time of surrender of this Warrant, hold for pick-up at its principal office by) the person or persons entitled to receive the same a certificate or certificates for the number of full Shares or other securities issuable upon such exchange, together with cash in lieu of any fraction of a share as provided above. The Shares or other securities issuable upon exchange hereof shall, upon their issuance, be fully paid and nonassessable and free and clear of all liens, security interests or other encumbrances. If this Warrant shall be exchanged in part only, the Company shall, at the time of delivery of the certificate representing the Shares or other securities in respect of which this Warrant has been exchanged, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares or other securities purchasable under this Warrant, which new warrant shall, in all other respects, be identical to this Warrant. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Shares to the Holder.

     8.   Increase or Decrease in Number of Shares.
          ----------------------------------------

          8.1 Notwithstanding anything contained herein to the contrary and as an adjustment to the First Closing Purchase Price or Second Closing Purchase Price described in the Purchase Agreement, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be increased or decreased as follows; provided that no such increase or decrease shall be effected following the consummation of a Reorganization or a Series B Qualified Public Offering (as defined in the Articles of Incorporation):

               (a) Notwithstanding anything else contained in this Section, if the financial plan objectives for the three-month period ended March 31, 2001 described in Exhibit A attached hereto have not been achieved by the
                       ---------
     Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be increased by 9,520; and

               (b) Notwithstanding anything else contained in this Section, if the financial plan objectives for the three-month period ended March 31, 2001 described in Exhibit B attached hereto have been achieved by the
                       ---------
     Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be decreased by 9,520; and

               (c) Notwithstanding anything else contained in this Section, if the financial plan objectives for the six-month period ended June 30, 2001 described in Exhibit C attached hereto have not been achieved by the
                  ---------
     Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be increased by an additional 9,520; and

               (d) Notwithstanding anything else contained in this Section, if the financial plan objectives for the six-month period ended June 30, 2001 described in Exhibit D attached hereto have been achieved by the Company,
                  ---------
     the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be decreased by an additional 9,520; and

               (e) Notwithstanding anything else contained in this Section, if the financial plan objectives for the nine-month period ended September 30, 2001 described in Exhibit E attached hereto have not been achieved by the
                       ---------
     Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be increased by an additional 9,520; and

               (f) Notwithstanding anything else contained in this Section, if the financial plan objectives for the nine-month period ended September 30, 2001 described in Exhibit F attached hereto have been achieved by the
                       ---------
     Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be decreased by an additional 9,520; and

               (g) Notwithstanding anything else contained in this Section, if the financial plan objectives for the twelve-month period ended December 31, 2001 described in Exhibit G attached hereto have not been achieved by
                           ---------
     the Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be increased by an additional 19,040; and

               (h) Notwithstanding anything else contained in this Section, if the financial plan objectives for the twelve-month period ended December 31, 2001 described in Exhibit H attached hereto have been achieved by the
                           ---------
     Company, the number of Shares that may be purchased upon exercise or exchange of this Warrant shall be decreased by an additional 19,040.

          8.2 The determination as to whether or not the financial plan objectives described in Section 8.1 have been achieved by the Company for any period referred to therein (each, a "Specified Period") shall be made in good faith by the Board of Directors of the Company. Any such determination shall be based on the Company's regularly prepared financial statements that were prepared in accordance with generally accepted accounting principles applied in a manner consistent with past practice. The Board of Directors shall deliver to the Holder written notice of its determination as to whether or not the financial plan objectives have been achieved, together with a detailed description of the facts and calculations upon which such determination was based, no later than the earliest of (i) the 45th day following the end of each Specified Period which is a fiscal quarter, (ii) the 90th day following the end of each Specified Period that is a fiscal year, and (iii) if a Reorganization is consummated during any Specified Period, immediately prior to the consummation of such Reorganization. If the Holder shall object to any such determination by the Board of Directors, the Holder shall appoint either Price Waterhouse Coopers or Arthur Andersen as an independent accountant to determine whether or not such financial plan objectives have been achieved. The expenses of such accountant shall be borne by the Company. The Company will promptly afford to the Holder and its agents, upon request, reasonable access to its books of account, financial and other records, employees and auditors (and furnish financial and other data) to the extent necessary to permit the Holder to determine any matter relating to its rights and obligations hereunder.

          8.3  Repurchase of Shares upon Warrant Decrease.  In the event that
               ------------------------------------------
the Company is entitled pursuant to Section 8.1 to decrease the number of Shares issuable upon exercise or exchange of this Warrant, and a number of Shares in excess of such decreased number of Shares has been previously issued pursuant to the exercise or exchange of the Warrant, the Company shall have the right to repurchase such excess Shares from the Holder at the original exercise price paid by such Holder.

     9.   Notice of Proposed Transfers.  This Warrant and the Shares may be
          ----------------------------
transferred and assigned by the Holder subject to the restrictions on transfer set forth in the Amended and Restated Shareholders Agreement dated as of the date hereof by and among the Company, Peter T. Loftin, the Holder and the other parties thereto (the "Shareholders Agreement"). Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends set forth in the Shareholders Agreement for so long as such legend is required pursuant to the terms of such Agreement.

     10.  Replacement of Warrants.  Upon receipt by the Company of evidence
          -----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, and in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security satisfactory in form and amount to the Company acting reasonably, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     11.  Certain Definitions. As used in this Warrant, the following terms,
          -------------------
have the following meanings:

          11.1 "Daily Price" means (1) if the shares of such Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or (4) if the shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ.

          11.2 "Fair Market Value", as of a particular date, means (i) with respect to one share of Common Stock, if the sum of the Daily Prices of (x) all of the outstanding shares of Common Stock that have been registered pursuant to a public offering and (y) all of the outstanding shares of Common Stock that are not held by affiliates of the Company and that may be sold on such date in an open market transaction without registration, is at least $250 million as of such date, the average (weighted by daily trading volume) of the Daily Prices, if any, per share of Common Stock for the 20 consecutive trading days immediately prior to such date or (ii) in all other events with respect to the Common Stock, or with respect to any other property or consideration, the fair market value of such Common Stock or other property or consideration as determined by two appraisers, one selected by the Board of Directors of the Company and one selected by the Holder. No Director who is a Holder or who is designated by or affiliated with a Holder shall vote on the selection of the appraiser chosen by the Company. In the event the Board of Directors or the Holder fails to appoint an appraiser within a reasonable period of time, the appraisal shall be undertaken by the remaining single appraiser. The Fair Market Value shall be the fair market value (determined in the manner described above) arrived at by the appraisers within thirty (30) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers agree in good faith on such fair market value within such a period of time, such agreed value shall be used for these purposes. If the appraisers cannot agree, but their valuations are within 10% of each other, the Fair Market Value shall be the mean of the two valuations. If the appraisers cannot agree and the differences in the valuations are greater than 10%, the appraisers shall select a third appraiser who will calculate fair market value independently (provided that such calculations shall not be more than the value calculated by the appraiser selected by the Holder or less than the value calculated by the appraiser selected by the Board of Directors) and, except as provided in the next sentence, the Fair Market Value of the shares shall be the mean of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuations is the mean of the other two valuations, such mean valuation shall be the Fair Market Value. In the event that the two original appraisers cannot agree upon a third appraiser within ten (10) days following the end of the thirty (30) day period referred to above, then the third appraiser, which appraiser shall be a nationally recognized investment banking firm, shall be appointed by the American Arbitration Association in Washington, D.C. The expenses of the appraisers will be borne by the Company.

     12.  Amendment.  Any term of this Warrant may be amended with the written
          ---------
consent of the Company and the Holder. Any amendment effected in accordance with this Section 12 shall be binding upon the Holder of this Warrant, each future holder of such Warrant, and the Company.

     13.  Remedies.  In the event of any default or threatened default by the
          --------
Company in the performance of or observance with any of the terms of this Warrant, it is agreed that remedies at law are not and will not be adequate for the Holder and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14.  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided that the Company may not assign its obligations under this Warrant.

     15.  Entire Agreement.  This Warrant, along with the Articles of
          ----------------
Incorporation, the Purchase Agreement and the Related Agreements (as defined in the Purchase Agreement) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersedes all prior agreements and understanding among them as to such subject matter.

     16.  Severability.  Any invalidity, illegality or limitation of the
          ------------
enforceability with respect to any party of any one or more of the provisions of this Warrant, or any part thereof, whether arising by reason of the law of any such person's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of the remainder of this Warrant with respect to such party or the validity, legality or enforceability of this Agreement with respect to any other party. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     17.  Notices.  All notices and other communications between the Company and
          -------
the holder of this Warrant shall be delivered in the manner set forth in the Investor Rights Agreement.

     18.  Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement or any exhibit hereto may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof.

     19.  Effect of Headings.  The article and section headings herein are for
          ------------------
convenience only and shall not affect the construction hereof.

     20.  Governing Law.  This Warrant shall be governed by the laws of the
          -------------
State of North Carolina, without regard to the conflict of laws provisions thereof, and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such State without regard to the conflicts of laws provisions thereof.

     21.  No Third Party Beneficiaries.  This Warrant shall not confer any
          ----------------------------
rights or remedies upon any person or entity other than the parties hereto and their respective successor and permitted assigns.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Common Stock Purchase Warrant as of the date first above written.


                                   BTI TELECOM CORP.


                                   By:    /s/ Peter T. Loftin
                                          -------------------------------
                                   Name:  Peter T. Loftin
                                   Title: Chief Executive Officer



Acknowledged and Agreed as of the date first above written:


BTI INVESTORS LLC


By:    /s/ Jonathan M. Rather
       ---------------------------
Name:  Jonathan M. Rather
Title: Authorized Person